Eve Air Mobility Announces Johann Bordais as Chief Executive Officer

MELBOURNE, Fla. — July 31st, 2023 - Eve Air Mobility (“Eve”) (NYSE: EVEX, EVEXW), leader in the development of next-generation Urban Air Mobility ("UAM"), announced today that its Board of Directors has appointed Johann Bordais, current President and CEO of Embraer Services & Support, as Chief Executive Officer to be effective on September 1, 2023. Eve’s co-CEOs, Andre Stein and Jerry DeMuro, will remain at Eve with new roles.

“Eve has made incredible progress and accomplished important milestones in the development of an eVTOL aircraft and the urban air ecosystem under the leadership of Jerry and Stein,” said Luís Carlos Affonso, Chairman of Eve’s Board. “Now, with the acceleration of our vehicle development and increased focus on operations and entry-into-service of our eVTOL, Johann Bordais’ leadership and experience successfully leading a global business will be an outstanding addition to Eve’s team, helping our mission to create Urban Air Mobility.”

Johann Bordais has led Embraer’s Services & Support business since its foundation in 2016. He was pivotal in transforming the area into Embraer’s fast-growing and most profitable business of the company, with reported revenues of $1.27 billion in 2022, accounting for 28% of Embraer’s total revenue. During his tenure at Embraer Services & Support, Bordais has transformed Embraer’s aftersales business model, globalizing its solutions and guaranteeing customer satisfaction through innovation and integrated products, and providing a broad portfolio of solutions to customers in Commercial Aviation, Executive Jets and Defense, with over 2,300 people dedicated to supporting customers and their 5,700 aircraft worldwide.

“Urban Air Mobility has the potential to revolutionize how people commute and travel with a direct impact on millions of lives. Supporting customers in a high-demand services environment with the right product is our mission. Eve has built a skilled team in recent years to deliver an effective and sustainable new mode of transportation, and I’m so proud and very excited to join this group,” said Johann Bordais.

Jerry DeMuro will remain at Eve as Executive Vice President of Corporate Development through the end of October 2023 to assist Johann in the transition. Mr. DeMuro joined the company in September 2021 as co-CEO and was instrumental in Eve’s SPAC transaction, taking the company to a very successful NYSE listing that raised approximately $400 million from multiple strategic financial investors.

“I believe Eve is uniquely positioned to become a leading player in a potential $760 billion Urban Air Mobility market. Our pipeline of orders, full support from Embraer and a large group of strategic partners are key differentiators. I look forward to continuing to help Eve accomplish its vision of sustainable urban aviation,” said Mr. DeMuro.

Andre Stein will assume the role of Chief Strategy Officer at Eve, based in the United States. He will be responsible for defining Eve’s strategy, including commercialization, growth and the development and execution of launch strategies with Eve’s international partners and operators. Stein has over 25 years of experience in the aerospace industry with a focus on sales, product development and market strategy and has nurtured the Urban Air Mobility initiative since its inception, helping to define the industry’s potential use-cases, markets and product characteristics, while contributing to Eve’s spin-off process, NYSE listing and capital raise.

“We believe that the Urban Air Mobility market has enormous potential in the coming years based on an efficient, zero-emissions transport proposition. I will continue to support Eve to reach vehicle type certification, entry-in-service, scale its manufacturing and support operations globally,” said Andre Stein.

Due to the successful completion of Eve's launch phase and new demands of his schedule, Kenn Ricci has announced his intention to resign from the Eve Board of Directors by the end of October 2023. At that time, the expectation is Jerry DeMuro will be appointed to replace Kenn Ricci on Eve’s Board of Directors. “Kenn’s entrepreneurship and aviation vision were invaluable to the completion of the merger of Zanite and Eve in a $2.7 billion transaction,” said Luís Carlos Affonso.

“Eve is another success case of our long-term partnership with Embraer as we share similar values and an extraordinary passion for innovation, sustainable aviation and emerging technologies,” said Mr. Ricci.

About Eve Air Mobility

Eve is dedicated to accelerating the Urban Air Mobility ecosystem. Benefitting from a start-up mindset, backed by Embraer S.A.’s more than 50-year history of aerospace expertise, and with a singular focus, Eve is taking a holistic approach to progressing the UAM ecosystem, with an advanced eVTOL project, a comprehensive global services and support network and a unique air traffic management solution. Since May 10, 2022, Eve has been listed on the New York Stock Exchange, where its shares of common stock and public warrants trade under the tickers “EVEX” and “EVEXW”. For more information, please visit www.eveairmobility.com.

Eve Air Mobility Forward-Looking Statements Disclosure

Certain statements in this press release include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may”, “intend”, “predict”, “should”, “would”, “predict”, “potential”, “seem”, “future”, “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Eve’s expectations with respect to the announced agreement and future performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of Eve.

These forward-looking statements are subject to a number of risks and uncertainties, including, among others: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) failure to realise the anticipated benefits of the announced agreement between Eve; (iii) risks relating to the uncertainty of the projected financial information with respect to Eve; (iv) the outcome of any legal proceedings that may be instituted against Eve; (v) future global, regional or local economic and market conditions, including the growth and development of the urban air mobility market; (vi) the development, effects and enforcement of laws and regulations; (vii) Eve’s ability to grow and manage future growth, maintain relationships with customers and suppliers and retain its key employees; (viii) Eve’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; (ix) Eve’s ability to successfully develop, obtain certification for and commercialise its eVTOL; (x) the effects of competition on Eve’s future business; (xi) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (xii) the impact of the global COVID-19 pandemic and (xiii) those factors discussed in Eve’s Registration Statement on Form 10-K/A filed on May 4th, 2023 under the heading “Risk Factors,” and other documents of Eve filed, or to be filed, with the Securities and Exchange Commission (SEC).

If any of these risks materialise or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Eve does not presently know or that Eve currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Eve’s expectations, plans or forecasts of future events and views as of the date of this press release. Eve anticipates that subsequent events and developments will cause Eve’s assessments to change. However, while Eve may elect to update these forward-looking statements at some point in the future, Eve specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Eve’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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